                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                          EDISON MISSION HOLDINGS CO.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Edison Mission Holdings Co. (the "Company") made pursuant to
the Prospectus, dated          , 2000 (the "Prospectus"), if certificates for
the outstanding 8.137% Senior Secured Bonds due 2019 and the outstanding 8.734% Senior Secured Bonds due 2026 of the Company (colletively, the "Original Bonds") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach United States Trust Company of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Bonds pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: United States Trust Company of New York, EXCHANGE AGENT

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          BY HAND BEFORE 4:30 P.M.:                  BY REGISTERED OR CERTIFIED MAIL:
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   United States Trust Company of New York        United States Trust Company of New York
                111 Broadway                                   P.O. Box 843
             New York, NY 10006                               Cooper Station
Attention: Lower Level Corporate Trust Window               New York, NY 10276
                                                    Attention: Corporate Trust Services
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     BY HAND OR OVERNIGHT DELIVERY AFTER 4:30 P.M. ON THE EXPIRATION DATE:

                    United States Trust Company of New York
                           770 Broadway, 13(th) Floor
                               New York, NY 10003

                             FOR INFORMATION CALL:
                                 (800) 548-6565

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 420-6211

                             CONFIRM BY TELEPHONE:
                                 (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Bonds set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original Bonds Tendered:(*) $ ______________________________

Certificate Nos. (if available): _______________________________________________

If Original Bonds will be delivered by book-entry transfer to The Depository Trust Company, provide account number ________________________________________________________________.

Total Principal Amount Represented by Original Bonds Certificate(s):
$________________________________ Account Number _______________________________

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X ______________________________________________________________________________

X ______________________________________________________________________________
   Signature(s) of Owner(s) or Authorized Signatory                 Date

Area Code and Telephone Number: ________________________________________________

    Must be signed by the holder(s) of Original Bonds as their name(s) appear(s) on certificates for Original Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

         _______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

             ___________________________________________________________________

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Bonds tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Bonds into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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-------------------------------------------        -------------------------------------------
                Name of Firm                                   Authorized Signature
-------------------------------------------        -------------------------------------------
                  Address                                             Title

Name:
-----------------------------------------------------------------------------------------------
                                    (Please Type of Print)
-----------------------------------------------------------------------------------------------
                                           Zip Code

Area Code and Tel. No.
-----------------------------------------------------------------------------------------------

Dated:
-----------------------------------------------------------------------------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL BONDS WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL BONDS SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY
      EXECUTED LETTER OF TRANSMITTAL.

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